                                                                    EXHIBIT 3.10



                           ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                STATE OF NEVADA

No. C25802-1990
   -----------------------------------------------------------------------------

1.  NAME OF CORPORATION:     PCNV, Inc.
                        --------------------------------------------------------

2.       RESIDENT AGENT:

         Name of Resident Agent:  Griffin Corporate Services, Inc.
                                ------------------------------------------------

3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value: N/A Par Value: N/A Number of shares without par value: 10,000

4.       GOVERNING BOARD: Shall be styled as (check one):   [X]  Directors  [ ]
         Trustees The FIRST BOARD OF DIRECTORS shall consist of 3 members and the names and addresses are as follows:

            J.T. Jongebloed          10375 Richmond Avenue, Houston, TX  77042
         ----------------------      -----------------------------------------
         Name                        Address                 City/State/Zip

            E.J. Spillard            10375 Richmond Avenue, Houston, TX  77042
         ----------------------      -----------------------------------------
         Name                        Address                 City/State/Zip

            J.C. George              1325 Airmotive Way, Reno, NV  89502
         ----------------------      -----------------------------------------
         Name                        Address                 City/State/Zip

5.       PURPOSE:  The purpose of the corporation shall be:

--------------------------------------------------------------------------------

6.       OTHER MATTERS:  N/A

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles:


G.G. Arms
-----------------------------------             -----------------------------------------
Name                                            Name

10375 Richmond Avenue, Houston, TX  77042
-----------------------------------------       -----------------------------------------
Address                City/State Zip           Address                City/State Zip

/s/
-----------------------------------------       -----------------------------------------
Signature                                       Signature

State of Texas  County of Harris                State of              County of
        --------         --------                       ----------             --------
This instrument was acknowledged before me on   This instrument was acknowledged before me on
December 13, 1996, by                                                    , 19  , by
-----------------                               ------------------------     --

G.G. Arms
-------------------------------------           ----------------------------------------
Name of Person                                  Name of Person

as incorporator of                              as incorporator of

PCNV, Inc.
-------------------------------------           ----------------------------------------

/s/
-------------------------------------           ----------------------------------------
      Notary Public Signature                       Notary Public Signature

      (notary stamp or seal) (notary seal           (notary stamp or seal)
                             affixed here)

8.       CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

         Griffin Corporate Services, Inc. hereby accepts appointment as Resident Agent for the above named corporation.

/s/                                                     12/16/96
-------------------------------------           -------------------------
Signature of Resident Agent                     Date